Exhibit 10.11

THE EXCHANGE CONTEMPLATED HEREIN IS INTENDED TO COMPORT WITH THE REQUIREMENTS OF SECTION 3(a)(9) OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of [●], 2026 (“Effective Date”) by and between Grafiti Group LLC, a Nevada limited liability company (the “Majority Holder”), and Game Your Game, Inc., a Nevada corporation (the “Company”). Certain capitalized terms are defined in Section 2 of this Agreement.

A. As a result of that certain Stock Assignment Agreement, dated [●], 2026, by and between Grafiti LLC and the Majority Holder, the Majority Holder acquired 10,896,773 shares of Common Stock (the “Grafiti Group Common Shares”) and became a party to that certain Stockholders’ Agreement, dated April 9, 2021, among the Company and holders of its outstanding Common Stock (the “Stockholders’ Agreement”); pursuant to which the Majority Holder is the beneficiary of certain rights and preferences as set forth therein.

B. The Company and the Majority Holder desire to (i) exchange (such exchange is referred to as the “Exchange”) 2,500,000 Grafiti Group Common Shares (the “Common Exchanged Shares”) for 18,000.018 shares (the “Preferred Exchange Shares”) of the Series A Preferred Stock, according to the terms and conditions of this Agreement and (ii) to terminate the Stockholders’ Agreement effective upon the consummation of the Exchange as more fully set forth herein.

C. Other than the termination of the Stockholders’ Agreement and surrender of the Common Exchanged Shares, no consideration of any kind whatsoever shall be given by the Majority Holder to Company in connection with this Agreement.

D. The Majority Holder and Company desire to exchange the Common Exchanged Shares for the Preferred Exchange Shares on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2. Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms, as used herein, have the following meanings:

(a) “Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly Controls, is Controlled by or is under common Control with, the specified Person.

(b) “Board” means the Company’s Board of Directors.

(c) “Certificate of Designation” means the Certificate of Designation of Preferences and Rights of Series A Convertible Preferred Stock to be filed with the Nevada Secretary of State prior to the Exchange.

(d) “Closing Date” means the date of the Closing, which shall occur concurrently with the execution and delivery of this Agreement as of the Effective Date, or such other date as the Company and Majority Holder shall agree.

(e) “Common Stock” means the common stock, par value $0.001 per share, of the Company.

(f) “Control” means (a) the possession, directly or indirectly, of the power to vote 10% or more of the securities or other equity interests of a Person having ordinary voting power, (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, by contract or otherwise, or (c) being a director, officer, executor, trustee or fiduciary (or their equivalents) of a Person or a Person that controls such Person.

(g) “Person” means a natural person, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

(h) “SEC” means the United States Securities and Exchange Commission.

(i) “Series A Preferred Stock” means shares of the Company’s Series A Convertible Preferred Stock, par value $0.001.

(j) “Transaction Documents” means this Agreement, the Certificate of Designation and any other agreement, document, certificate or writing delivered or to be delivered in connection with this Agreement and any other document related to the Transactions related to the foregoing, including, without limitation, those delivered at the Closing.

(k) “Transactions” means the exchange of the Preferred Exchange Shares for the Common Exchanged Shares, the issuance of any Common Stock in connection with the conversion of the Preferred Exchange Shares and the other transactions contemplated in connection with the Exchange.

3. Exchange. Pursuant to the terms and conditions of this Agreement, at the Closing, (a) the Common Exchanged Shares shall be automatically cancelled and deemed surrendered and forfeited by operation of this Agreement, without any further act, instruction, or approval required on the part of the Majority Holder, any other Person, or any governmental or regulatory authority, and without the requirement of presentment or surrender of any certificate or instrument representing the Common Exchanged Shares, and (b) pursuant to the Exchange, the Preferred Exchange Shares shall thereupon be issued to the Majority Holder in substitution for and exchange of the Common Exchanged Shares so cancelled. The Majority Holder hereby irrevocably authorizes the Company and its transfer agent to record such cancellation on the Company’s books and records effective as of immediately following the Closing, and any certificates or book-entry positions previously representing the Common Exchanged Shares shall, from and after the Closing, be deemed cancelled and of no further force or effect, regardless of whether such certificates or book-entry positions have been physically delivered or surrendered to the Company.

4. Termination of Stockholders’ Agreement.

(a) The Company and the Majority Holder hereby agree that, effective automatically upon the consummation of the Exchange at the Closing, the Stockholders’ Agreement shall be terminated in its entirety and shall be of no further force or effect, without any further action required on the part of any party thereto. From and after the Closing, no party to the Stockholders’ Agreement shall have any further rights, obligations, or liabilities thereunder.

(b) The Company and the Majority Holder represent and warrant that they constitute the parties required under Section 7.09 of the Stockholders’ Agreement to effect an amendment thereof, and that pursuant to such amendment authority, they are authorized to terminate the Stockholders’ Agreement as set forth herein. The termination effected pursuant to this Section 4(b) shall be binding upon all holders of the Company’s capital stock who are or were party to the Stockholders’ Agreement, including all minority holders, in accordance with the amendment and binding provisions of the Stockholders’ Agreement.

5. Closing.

(a) The closing of the transaction contemplated hereby (the “Closing”) shall occur on the Closing Date, by means of the exchange by email of .pdf documents, subject to the satisfaction or waiver of each of the following conditions precedent:

(i) The Certificate of Designation shall have been duly filed with and accepted by the Nevada Secretary of State and shall be in full force and effect as of the Closing;

(ii) The representations and warranties of each party set forth in this Agreement shall be true and correct in all material respects as of the Closing as though made on and as of the Closing Date (except to the extent that any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date);

(iii) Each party shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing; and

(iv) No order, injunction, decree, or other legal restraint or prohibition shall be in effect that prevents, makes illegal, or enjoins the consummation of the Exchange or any of the other transactions contemplated hereby.

(b) At the Closing, the Company shall deliver or cause to be delivered to the Majority Holder evidence of the issuance of the Preferred Exchange Shares in form and substance reasonably satisfactory to the Majority Holder, together with a copy of the filed Certificate of Designation bearing the stamp or acknowledgment of the Nevada Secretary of State. Each party shall execute and deliver such additional documents, instruments, and agreements, and shall take such further actions, as may be reasonably necessary or appropriate to carry out the purposes and intent of this Agreement and to consummate the transactions contemplated hereby.

6. Company’s Representations, Warranties and Agreements. In order to induce Majority Holder to enter into this Agreement, Company, for itself, and for its Affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Company has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Company hereunder, that has not been obtained, (c) as of the date hereof, the issuance of the Preferred Exchange Shares has been duly authorized by all necessary corporate action of the Company, subject only to the filing and effectiveness of the Certificate of Designation with the Nevada Secretary of State, (d) as of the Closing Date, and conditioned upon the filing and effectiveness of the Certificate of Designation, the Preferred Exchange Shares will be validly issued, fully paid and non-assessable, free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description. (e) the Company has not received any consideration in any form whatsoever for entering into this Agreement, other than the termination of the Stockholders’ Agreement, and (f) neither the Company nor any person acting on its behalf has paid or given, or has agreed to pay or give, directly or indirectly, any commission, remuneration, or other compensation to any person for soliciting the Exchange, and the Company has not engaged any broker, placement agent, finder, or other similar person in connection with the Exchange or this Agreement.

7. Majority Holder’s Representations, Warranties and Agreements. In order to induce Company to enter into this Agreement, Majority Holder, for itself, and for its Affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Majority Holder has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Majority Holder hereunder, or if so required, such consent, approval, filing or registration has been obtained (c) neither the Majority Holder nor any person acting on its behalf has paid or given, or has agreed to pay or give, directly or indirectly, any commission, remuneration, or other compensation to any person for soliciting the Exchange, and the Majority Holder has not engaged any broker, placement agent, finder, or other similar person in connection with the Exchange or this Agreement, (d) Majority Holder understands that the Preferred Exchange Shares are being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Majority Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Majority Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Majority Holder to acquire the Preferred Exchange Shares, (e) the Majority Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Preferred Exchange Shares or the fairness or suitability of the investment in the Preferred Exchange Shares nor have such authorities passed upon or endorsed the merits of the offering of the Preferred Exchange Shares, (f) the Majority Holder has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluation of the merits and risks of the prospective investment in the Preferred Exchange Shares and has so evaluated the merits and risk of such investment and the Majority Holder is an “accredited investor” as defined in Regulation D under the Securities Act, (g) as of the date hereof and as of the Closing, the Majority Holder is and shall be a holder of record and beneficial owner of the Common Exchanged Shares, free and clear of any liens, claims, encumbrances, or restrictions of any kind, and no portion of the Common Exchanged Shares has been or shall have been transferred, assigned, pledged, hypothecated, or otherwise disposed of prior to the surrender thereof pursuant to this Agreement, (h) the Majority Holder is an existing security holder of the Company within the meaning of Section 3(a)(9) of the Securities Act, and the Exchange is being made exclusively with existing security holders of the Company, (i) between the date of this Agreement and the Closing, the Majority Holder shall not transfer, assign, pledge, hypothecate, or otherwise dispose of any of the Common Exchanged Shares or any interest therein, and shall take no action that would cause the Majority Holder to cease to be an existing security holder of the Company at the Closing, and (j) the Majority Holder understands that this Agreement does not constitute an admission of liability by any party, including any admission of default under the Transaction Documents.

8. Restricted Securities; Tacking. The parties acknowledge and agree that (a) the Exchange is being effected pursuant to the exemption from registration provided by Section 3(a)(9) of the Securities Act; (b) the Preferred Exchange Shares shall constitute “restricted securities” within the meaning of Rule 144 under the Securities Act and shall bear the same restrictive character as the Common Exchanged Shares surrendered in exchange therefor; (c) the holding period of the Common Exchanged Shares shall be tacked onto and shall be deemed to include the holding period of the Preferred Exchange Shares for all purposes of Rule 144; (d) any resale of the Preferred Exchange Shares will require either registration under the Securities Act or the availability of an exemption therefrom; (e) the Preferred Exchange Shares shall, upon issuance, bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER THE SECURITIES ACT OR ANOTHER APPLICABLE EXEMPTION. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

and (f) upon the written request of the Majority Holder, accompanied by a customary Rule 144 representation letter and a legal opinion reasonably acceptable to the Company confirming that the Preferred Exchange Shares are eligible for resale pursuant to Rule 144 (including by reference to the tacked holding period established pursuant to clause (c) above), the Company shall promptly instruct its transfer agent to remove the restrictive legend from the Preferred Exchange Shares and shall take no action, including with respect to any transfer agent instruction or opinion of counsel, inconsistent with the tacking of the holding period as set forth herein

9. Waiver. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. For the avoidance of doubt, nothing contained in this Section 9 shall diminish any of the explicit and implicit waivers described in this Agreement.

10. Governing Law. This Agreement shall be governed by the laws of the State of Nevada as to all matters, including matters of validity, construction, effect, performance and remedies, without giving effect to any choice or conflict of law provision or rule, whether in the State of Nevada or any other jurisdiction, that would result in the application of any laws other than the laws of the State of Nevada.

11. Submission to Jurisdiction. THE CALIFORNIA STATE AND UNITED STATES FEDERAL COURTS SITTING IN SANTA CLARA COUNTY, CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION OVER ALL ACTIONS, SUITS AND PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE DOCUMENTS RELATED HERETO OR ANY DEALINGS AMONG THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS, FOR HIMSELF, HERSELF OR ITSELF AND HIS, HER OR ITS PROPERTY, TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION OR PROCEEDING OR FOR RECOGNITION OF ANY JUDGMENT AND (B) WAIVES (I) ANY OBJECTION TO THE LAYING OF VENUE OF, AND (II) ANY DEFENSE BASED ON AN INCONVENIENT FORUM IN, ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS SET FORTH IN SECTION 24 SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT.

12. Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX BUSINESS TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WANT APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES WANT THEIR DISPUTES TO BE RESOLVED BY A JUDGE APPLYING THOSE APPLICABLE LAWS. ACCORDINGLY, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED DOCUMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH HIS OR ITS LEGAL COUNSEL, AND KNOWINGLY AND VOLUNTARILY WAIVES HIS OR ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH THAT LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

13. Equitable Remedies. Each party hereto acknowledges that a breach or threatened breach by such party of any of its obligations under this Agreement would give rise to irreparable harm to the other parties, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

14. Remedies Cumulative. The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

15. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

16. Attorneys’ Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who substantially prevails on the merits of the action, suit or proceeding, as determined by the court shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

17. No Reliance. The Company acknowledges and agrees that neither Majority Holder nor any of its officers, directors, members, managers, equity holders, representatives or agents has made any representations or warranties to the Company or any of its agents, representatives, officers, directors, or employees except as expressly set forth in this Agreement and the Transaction Documents and, in making its decision to enter into the transactions contemplated by this Agreement, the Company is not relying on any representation, warranty, covenant or promise of Majority Holder or its officers, directors, members, managers, equity holders, agents or representatives other than as set forth in this Agreement.

18. Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

19. Entire Agreement. This Agreement, together with the Transaction Documents, and all other documents referred to herein, supersedes all other prior oral or written agreements between the Company, the Majority Holder, their respective affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Majority Holder nor the Company makes any representation, warranty, covenant or undertaking with respect to such matters.

20. Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

21. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by the Majority Holder hereunder may be assigned by the Majority Holder to a third party, including its financing sources, in whole or in part. The Company may not assign this Agreement or any of its obligations herein without the prior written consent of Majority Holder.

22. Continuing Enforceability; Conflict Between Documents. Except as otherwise modified by this Agreement, each of the other Transaction Documents shall remain in full force and effect, enforceable in accordance with all of its original terms and provisions. This Agreement shall not be effective or binding unless and until it is fully executed and delivered by the Majority Holder and the Company. If there is any conflict between the terms of this Agreement, on the one hand, or any other Transaction Document, on the other hand, the terms of this Agreement shall prevail.

23. Time of Essence. Time is of the essence with respect to each provision of this Agreement.

24. Notices. All notices and other communications among the parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service, or (iv) when delivered by email (in each case in this clause (iv), solely if receipt is confirmed, but excluding any automated reply, such as an out-of-office notification), addressed as follows:

if to the Company:

Game Your Game, Inc.

405 Waverley Street

Palo Alto, CA 94301

Attn: Chief Executive Officer

E-mail:

if to the Majority Holder:

Grafiti Group LLC

405 Waverley Street

Palo Alto, CA 94301

Attn: Nadir Ali, General Manager

E-mail:

25. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

COMPANY:

GAME YOUR GAME, INC.

By:
Soumya Das, Chief Executive Officer

MAJORITY HOLDER:

GRAFITI GROUP LLC

By:
Nadir Ali, General Manager

[Signature Page to Exchange Agreement]